UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2025

Commission File Number 1-9052
DPL Inc.
(Exact name of registrant as specified in its charter)

Ohio	31-1163136
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Commission File Number 1-2385
THE DAYTON POWER AND LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-0258470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 1.01    Entry into a Definitive Material Agreement

On March 25, 2025, The Dayton Power and Light Company, doing business as AES Ohio (“AES Ohio”), the principal subsidiary of DPL Inc. (“DPL”), entered into a third amended and restated credit agreement among AES Ohio, each lender from time to time party thereto, PNC Bank, National Association (“PNC Bank”), as administrative agent, swing loan lender and an issuing lender, PNC Capital Markets LLC, as joint bookrunner and joint lead arranger, and US Bank, National Association, as an issuing lender (the “PNC Credit Agreement”), amending and restating the second amended and restated revolving credit agreement dated December 22, 2022 among AES Ohio, PNC Bank, as administrative agent, and the financial institutions from time to time party thereto as lenders, as amended (the “Existing Credit Agreement”).

The PNC Bank Credit Agreement provides, on an unsecured basis, for revolving loans, swing line loans and letters of credit in an aggregate principal amount of $350 million at any one time outstanding. Letters of credit are subject to a sub-limit not to exceed $75 million at any one time outstanding, and PNC Bank may make swing line loans in an aggregate principal amount up to $35 million at any one time outstanding. Subject to customary conditions and the approval of any lender whose commitment would be increased, AES Ohio has the option to increase the maximum principal amount available under the PNC Bank Credit Agreement by up to an additional $150 million, for a total maximum available amount of $500 million. None of the lenders under the PNC Bank Credit Agreement has committed at this time or is obligated to provide any such increase in the commitments. Funds may be prepaid at any time, and AES Ohio has the right to permanently reduce or terminate the lenders’ commitments provided for under the PNC Bank Credit Agreement. Subject to customary conditions, AES Ohio has the right to request up to two one-year extensions of the PNC Bank Credit Agreement maturity date. Such extensions must be approved by each lender in its sole and individual discretion.

Funds provided under the PNC Bank Credit Agreement may be used to finance capital expenditures, to refinance certain indebtedness, to support working capital and for general corporate purposes. Unless the lender commitments are terminated earlier or the maturity date is extended in accordance with the two one-year extension options under the PNC Bank Credit Agreement, the revolving loans and swing line loans provided for under the PNC Bank Credit Agreement are available until March 25, 2030.

The PNC Bank Credit Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, a financial covenant, which requires AES Ohio’s consolidated total debt to consolidated total capitalization shall not be greater than 0.67 to 1.00 at any time.

AES Ohio has agreed to pay interest on outstanding borrowings as determined in accordance with the PNC Bank Credit Agreement, and to pay unused commitment fees and customary administrative agent, letter of credit and other fees.

The foregoing description of the PNC Bank Credit Agreement is qualified in its entirety by reference to the PNC Bank Credit Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference. DPL and AES Ohio have existing general banking relationships with other parties to the PNC Bank Credit Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth above in response to Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1
Amended and Restated Credit Agreement, dated as of March 25, 2025, among The Dayton Power and Light Company, each lender from time to time party thereto, PNC Bank, National Association, as administrative agent, swing loan lender and an issuing lender, PNC Capital Markets LLC, as joint bookrunner and joint lead arranger, and US Bank, National Association, as an issuing lender.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs, and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan”, and similar words. Such forward-looking statements include, but are not limited to, statements with respect to return on and recovery of costs and expenses, the making of regulatory applications and filings, timing of approvals, strategic objectives, management’s expectations, or other anticipated matters in connection with the Settlement and its effects, including those on AES Ohio’s financial performance and condition. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions. These assumptions include, but are not limited to, timing of events, accurate projections of market conditions and regulatory rates, future interest rates, commodity prices, continued operating performance and electricity volume at distribution companies, as well as achievements of planned productivity improvements and growth investments at expected rates of return.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties, and other factors. Important factors that could affect actual results are discussed in DPL’s and AES Ohio’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: "Management’s Discussion & Analysis" in DPL’s and AES Ohio’s 2022 Annual Report on Form 10-K. Readers are encouraged to read DPL’s and AES Ohio’s filings to learn more about the risk factors associated with DPL’s and AES Ohio’s businesses. DPL and AES Ohio undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any security holder who desires copies of DPL’s or AES Ohio’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof may be made. Copies of such reports may also be obtained by visiting AES Ohio’s website at www.aes-ohio.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: March 26, 2025	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary

The Dayton Power and Light Company
d/b/a AES Ohio
Date: March 26, 2025	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary